EXHIBIT 99.2

                        PIONEER NATURAL RESOURCES COMPANY
                            SUPPLEMENTAL INFORMATION
                          Year Ended December 31, 2002
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                                                                              South Africa,
                                        United                               Tunisia & Other
                                        States      Argentina     Canada         Foreign          Total
                                       ---------    ---------    --------    ---------------    ----------
Proved reserves:
  Oil (MBbls):
      Balance, January 1, 2002           160,167        23,379         106          7,685          191,337
      Revisions of previous estimates     41,521          (585)         16            790           41,742
      Purchases of minerals-in-place       3,748            -           -              -             3,748
      New discoveries and extensions       4,364         3,073          -             845            8,282
      Production                          (8,555)       (2,914)        (45)            -           (11,514)
      Sales of minerals-in-place              -             -           -              -                -
                                       ---------     ---------    --------       --------       ----------
      Balance, December 31, 2002         201,245        22,953          77          9,320          233,595
  Natural Gas Liquids (MBbls):
      Balance, January 1, 2002           118,979        12,290       2,553             -           133,822
      Revisions of previous estimates     20,008        (4,369)          8                          15,647
      Purchases of minerals-in-place       4,886            -           -              -             4,886
      New discoveries and extensions          -            912          68             -               980
      Production                          (7,487)         (254)       (345)            -            (8,086)
      Sales of minerals-in-place              -             -           -              -                -
                                       ---------     ---------    --------       --------       ----------
      Balance, December 31, 2002         136,386         8,579       2,284             -           147,249
  Natural Gas (MMcf):
      Balance, January 1, 2002         1,474,090       471,150     132,061             -         2,077,301
      Revisions of previous estimates      5,983        47,829      (1,150)                         52,662
      Purchases of minerals-in-place      83,361            -           -              -            83,361
      New discoveries and extensions       5,349        41,652       6,070             -            53,071
      Production                         (84,812)      (28,550)    (17,653)            -          (131,015)
      Sales of minerals-in-place                            -           -              -                -                -
                                       ---------     ---------    --------       --------       ----------
      Balance, December 31, 2002       1,483,971       532,081     119,328             -         2,135,380
  Equivalent Barrels (MBOE):
      Balance, January 1, 2002           524,829       114,193      24,669          7,685          671,376
      Revisions of previous estimates*    62,525         3,017        (167)           790           66,165
      Purchases of minerals-in-place      22,528            -           -              -            22,528
      New discoveries and extensions       5,255        10,927       1,080            845           18,107
      Production                         (30,177)       (7,926)     (3,333)            -           (41,436)
      Sales of minerals-in-place              -             -           -              -                -
                                       ---------     ---------    --------       --------       ----------
      Balance, December 31, 2002         584,960       120,211      22,249          9,320          736,740
                                       =========     =========    ========       ========       ==========

Costs incurred for oil and gas
 producing activities ($000):

  Property acquisition costs:
      Proved                           $ 156,736     $      12    $    457       $    -         $  157,205
      Unproved                            34,048            51       2,329          1,843           38,271
                                        --------      --------     -------        -------        ---------
                                         190,784            63       2,786          1,843          195,476
  Exploration costs                       72,831        14,530       9,992         34,125          131,478
  Development costs                      269,945        20,528      20,728         34,300          345,501
                                        --------      --------     -------        -------        ---------
                                       $ 533,560     $  35,121    $ 33,506       $ 70,268       $  672,455
                                        ========      ========     =======        =======        =========
  Reserve replacement percentage            299%          176%         27%            n/a             258%
                                        ========      ========     =======        =======        =========
  Finding costs per BOE of proved
      reserves added                   $    5.91     $    2.52    $  36.71       $  42.98       $     6.30
                                        ========      ========     =======        =======        =========

*  Revisions of previous estimates attributable to changes in commodity prices total 28,643 MBOE's.
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